UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 13, 2016

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of stockholders held on May 13, 2016, there were five items subject to a vote of security holders: (1) the election of eight members of the Board of Directors of the Company; (2) the ratification of the appointment of KMPG LLP as the Company’s independent auditor; (3) the approval, by nonbinding vote, of executive compensation, (4) the approval of the Company’s 2011 Incentive Compensation Plan for Section 162(m) purposes, and (5) the approval of a new Directors’ Annual Retainer Plan.

1. In the vote for the election of eight members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes
Nominee	Class A	Class B	Class A	Class B	Class A	Class B
Joseph G. Morone	24,427,066	32,328,440	1,722,213	0	1,130,027	0
Christine L. Standish	14,049,298	32,328,440	12,099,981	0	1,130,027	0
Erland E. Kailbourne	23,770,009	32,328,440	2,379,270	0	1,130,027	0
John C. Standish	14,063,054	32,328,440	12,086,225	0	1,130,027	0
John R. Scannell	22,926,614	32,328,440	3,222,665	0	1,130,027	0
Katharine L. Plourde	24,160,567	32,328,440	1,988,712	0	1,130,027	0
John F. Cassidy, Jr.	22,915,721	32,328,440	3,233,558	0	1,130,027	0
Edgar G. Hotard	24,234,636	32,328,440	1,909,643	0	1,130,027	0

2. In the vote for the ratification of the appointment of KPMG LLP as the Company’s independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
59,553,451	47,427	6,868	0

3. In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
58,157,530	278,800	41,389	1,130,027

4. In the vote to approve the Company’s 2011 Incentive Compensation Plan for Section 162(m) purposes, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
42,429,799	16,021,689	26,231	1,130,027

5. In the vote to approve the new Directors’ Annual Retainer Plan, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
58,319,810	121,888	36,021	1,130,027

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	May 17, 2016